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                                                            EXHIBIT 10.14.3

                 LIMITED CONDITIONAL WAIVER AND SECOND AMENDMENT
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS LIMITED CONDITIONAL WAIVER AND SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver and Amendment") is dated as of the ___ day of April, 2000, and entered into among Telergy Operating, Inc., a Delaware corporation (the "Borrower"), the Lenders (as defined below) and Bank of America, N.A., as a Lender and Administrative Agent.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Second Amended and Restated Credit Agreement, dated as of November 19, 1999 (as amended, and as further amended, restated or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, Borrower has informed Administrative Agent that its December 31, 1999 negative EBITDA will exceed the maximum negative EBITDA requirement of ($6,520,500) pursuant to Section 7.01(a)(ii) of the Credit Agreement;

      WHEREAS, Borrower has informed Administrative Agent that the Borrower has requested a waiver of its requirement to comply with this EBITDA covenant for the fiscal quarter ended December 31, 1999 and certain other amendments to the Credit Agreement;

      WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed upon the terms and conditions set forth below;

      NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

      SECTION 1.

      (a) Definitions, in general. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

      (b) The definition of "Consequential Loss" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Consequential Loss," with respect to (a) the Borrower's payment of all or any portion of the then-outstanding principal amount of a LIBOR Advance on a day other than the last day of the related Interest Period, including, without limitation, payments made as a result of the acceleration of the maturity of a Note, (b) (subject to Administrative Agent's prior consent), a LIBOR Advance made on a date other

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      than the date on which the Advance is to be made according to Section
      2.02(a) or Section 2.10 hereof to the extent such Advance is made on such other date at the request of the Borrower, or (c) any of the circumstances specified in Section 2.04, Section 2.05 and Section 2.06 hereof on which a Consequential Loss may be incurred, means any loss, cost or expense incurred by any Lender as a result of the timing of the payment or Advance or in liquidating, redepositing, redeploying or reinvesting the principal amount so paid or affected by the timing of the Advance or the circumstances described in Section 2.05, Section 2.06, and Section 2.10 hereof, which amount shall be the sum of (i) the interest that, but for the payment or timing of Advance, such Lender would have earned in respect of that principal amount, reduced, if such Lender is able to redeposit, redeploy, or reinvest the principal amount, by the interest or other earnings earned by such Lender as a result of redepositing, redeploying or reinvesting the principal amount plus (ii) any expense or penalty incurred by such Lender by reason of liquidating, redepositing, redeploying or reinvesting the principal amount. Each determination by each Lender of any Consequential Loss is, in the absence of manifest error, conclusive and binding.

      (c) The definition of "Excluded Assets" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Excluded Assets" means (i) those assets of the Parent, the Borrower or their Subsidiaries securing Debt for Borrowed Money permitted by
      Section 7.02(c) to be incurred under the Nortel Credit Line and purchased with the proceeds of the Nortel Credit Line and the GATX Lease Agreement (and not any assets or properties that were not purchased with the proceeds of the Nortel Credit Line or the GATX Lease), but only for so long as such assets remain as collateral for the Nortel Credit Line or the GATX Lease, (ii) those assets owned by Telergy Canada, (iii) fiber and other related assets subject to an IRU which is not prohibited from disposition in accordance with the terms of Section 7.15 of this Agreement, (iv) Right-of-Way Agreements, (v) those assets of the Parent, the Borrower or their Subsidiaries constituting a Right-of-Way, (vi) those assets of the Parent, the Borrower or their Subsidiaries that are prohibited by Applicable Law from securing the Obligations, but only for so long as such prohibition is effective, (vii) those assets of the Parent, the Borrower or their Subsidiaries securing Debt for Borrowed Money permitted by Section 7.02(e) or Section 7.02(f) and (viii) those assets of the Parent, the Borrower or their Subsidiaries which are the subject of Liens existing on the Closing Date which are described on
      Schedule 7.03 hereto, and resulting from the permitted refinancing of the related Debt for Borrowed Money, but only for so long as such assets remain as collateral for such Debt for Borrowed Money.

      (d) The definition of "Lenders" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:


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            "Lenders" means the lenders listed on the signature pages of this
      Agreement or specified in any amendment to this Agreement, and each Assignee which hereafter becomes a party to this Agreement pursuant to
      Section 10.04 hereof, for so long as any such Person is owed any portion of the Obligations or obligated to make any Advances.

      (e) The definition of "Subsidiary" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent; provided that Telergy MidAtlantic shall not be considered a Subsidiary for purposes of this Agreement.

      (f) Definition of "Telergy Metro". A new definition of "Telergy Metro" is added to Article I of the Credit Agreement in alphabetical order as follows:

      Telergy Metro" means Telergy Metro, LLC, a New York limited liability company.

      (g) Definition of "Telergy MidAtlantic". A new definition of "Telergy MidAtlantic" is added to Article I of the Credit Agreement in alphabetical order as follows:

      Telergy MidAtlantic" means Telergy MidAtlantic, LLC, a New York limited liability company.

      SECTION 2. Amendment to Section 2.05(d). Section 2.05(d) of the Credit Agreement is amended and restated in its entirety as follows:

            (d) Commitment Reductions, Generally. To the extent the sum of the aggregate outstanding Advances plus the undrawn face amount of outstanding Letters of Credit plus reimbursement obligations under Article III hereof exceed the Commitment after any reduction thereof, the Borrower shall immediately repay on the date of such reduction, any such excess amount and all accrued interest thereon, together with any amounts constituting any Consequential Loss and/or cash collateralize any undrawn portion of any outstanding Letters of Credit. Once reduced or terminated pursuant to this Section 2.05, the Commitment may not be increased or reinstated.

      SECTION 3. Amendment to Section 2.06(b). Section 2.06(b) of the Credit Agreement is amended and restated in its entirety as follows:


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            (b) Mandatory Prepayments. The Borrower shall make an immediate and mandatory prepayment of the Loan and/or cash collateralization of the Letters of Credit by an amount in each case equal to: (i) 100% of the net cash proceeds from the issuance of any equity or Capital Stock by the Parent or any of its Subsidiaries (whether as a result of the exercise of a Stock Right or otherwise), except (A) Capital Stock of the Parent issued
      (I) pursuant to the Private Offering, (II) pursuant to the Conversion Rights Agreement, (III) in accordance with any Stock Plan, (IV) pursuant to any Stock Rights existing on the Closing Date, and (V) the Series B Preferred, or (B) Capital Stock of Telergy Canada issued to comply with applicable Law of Canada, (ii) 100% of the Net Proceeds from Asset Dispositions and Fiber Dispositions by the Parent, the Borrower or any of their Subsidiaries (specifically excluding Fiber Dispositions not prohibited by the terms of Section 7.15 hereof) (this section in and of itself not permitting any such transactions, for permitted Asset Dispositions, see Section 7.06 hereof and for prohibited Fiber Dispositions, see Section 7.15 hereof), provided that no prepayment must be made for Asset Dispositions (A) in the ordinary course of business, (B) among the Parent, the Borrower and their Wholly Owned Subsidiaries or Telergy Central and (C) the Net Proceeds of which aggregate in an amount over the term of this Agreement less than $1,000,000; (iii)100% of the net proceeds received by the Parent, the Borrower or their Subsidiaries in connection with the incurrence of Debt for Borrowed Money of the Parent, the Borrower or any of their Subsidiaries after the date hereof (this section in and of itself not permitting any such transactions, for permitted debt incurrence see Section 7.02 hereof) except with respect to the incurrence by the Borrower of Debt for Borrowed Money in accordance with the terms of Section 7.02 hereof; (iv) 100% of the Obligations if a Change in Control occurs ; and (v) 100% of the cash proceeds of any policy of insurance or condemnation payment or award, eminent domain payment or award or other compensation received by the Parent, the Borrower or any of their Subsidiaries arising from, relating to, or as a result of, any loss of, damages to, or condemnation, eminent domain or other taking of, any assets or properties of the Parent, the Borrower or any of their Subsidiaries (a) promptly upon receipt of such proceeds by the Borrower, the Parent or any of their Subsidiaries (as the case may be), if there shall have occurred an Event of Default that is continuing, and (b) in all other cases, that are not reinvested by the recipient of such Proceeds to repair or restore the affected assets and properties to substantially their previous condition or to replace such affected assets and properties with substantially identical assets or properties having substantially similar value and useful life, upon the earlier to occur of (A) the date on which the recipient of such proceeds shall have determined not to restore, repair or replace the affected assets and properties, or (B) the date that is two hundred seventy (270) days following the date of receipt of such proceeds by the Parent, the Borrower or any of their Subsidiaries (as the case may be).

      SECTION 4. Amendment to Section 2.06(c). Section 2.06(c) of the Credit Agreement is amended and restated in its entirety as follows:


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            (c) Outstanding Advances in Excess of the Available Commitment. On
      each and every date that the sum of (i) the outstanding Advances plus (ii) the undrawn portion of any outstanding Letters of Credit plus (iii) reimbursement obligations under Article III hereof exceed the Available Commitment, the Borrower shall make an immediate and mandatory prepayment of the Loan and/or cash collateralize the undrawn portion of any outstanding Letters of Credit by an amount in each case equal to the amount of outstanding Advances in excess of the Available Commitment.

      SECTION 5. Amendment to Section 2.12(a). Section 2.12(a) of the Credit Agreement is amended and restated in its entirety as follows:

            (a) The Borrower shall make each payment hereunder and under the other Loan Papers not later than 1:00 p.m. on the day when due in same day funds to Administrative Agent, for the Ratable account of Lenders unless otherwise specifically provided herein, at

                              Administrative Agent
                              Bank of America Plaza
                                 901 Main Street
                                   14th Floor
                               Dallas, Texas 75202

      for further credit to the account of the Lenders. No later than the end of each day when each payment hereunder is made, the Borrower shall notify Administrative Agent, telephone (800) 880-5537, facsimile (214) 209-2515, or such other Person as Administrative Agent may from time to time specify.

      SECTION 6. Amendment to Section 3.01. Section 3.01 of the Credit Agreement is amended and restated in its entirety as follows:

            SECTION 3.01. Issuance of Letters of Credit. The Borrower shall give the Administrative Agent not less than five Business Days prior written notice of a request for the issuance of a Letter of Credit, and the Administrative Agent shall promptly notify each Lender of such request. Upon receipt of the Borrower's properly completed and duly executed Applications, and subject to the terms of such Applications and to the terms of this Agreement, the Administrative Agent agrees to issue Letters of Credit on behalf of the Borrower in an aggregate face amount not in excess of the lesser of (a) Letter of Credit Commitment and (b) the remainder of the Available Commitment minus the sum of all outstanding Advances plus the aggregate face amount of all outstanding Letters of Credit plus reimbursement obligations under Article III hereof. No Letter of Credit shall have a maturity extending beyond the earliest of (i) the Maturity Date, or (ii) one year from the date of its issuance, or (iii) such earlier date as may be required to enable the Borrower to satisfy its repayment obligations under Section 2.07 hereof. Subject to such maturity


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      limitations and so long as no Default or Event of Default has occurred and is continuing or would result from the renewal of a Letter of Credit, the Letters of Credit may be renewed by the Administrative Agent and Issuing Bank in their discretion. The Lenders shall participate Ratably in any liability under the Letters of Credit and in any unpaid reimbursement obligations of the Borrower with respect to any Letter of Credit in their Specified Percentages. The undrawn amount of the Letters of Credit issued and outstanding and the unpaid reimbursement obligations of the Borrower for such Letters of Credit shall reduce the amount of the Available Commitment available, so that at no time shall the sum of (i) all outstanding Advances in the aggregate, plus (ii) the aggregate undrawn face amount of all outstanding Letters of Credit, plus (iii) (without duplication) all outstanding reimbursement obligations related to Letters of Credit, exceed the Available Commitment, and at no time shall the sum of all Advances by any Lender made plus its Ratable share of amounts available to be drawn under the Letters of Credit and the unpaid reimbursement obligations of the Borrower in respect of such Letters of Credit exceed its Specified Percentage of the Available Commitment.

      SECTION 7. Amendment to Section 6.02. Section 6.02 of the Credit Agreement is amended and restated in its entirety as follows:

            SECTION 6.02 Insurance. Keep all of its insurable assets and properties now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty on an all-risk basis and for the full replacement cost thereof, with such limits and deductibles and pursuant to such other terms and conditions as are at all times, at least equal to those which are summarized in Schedule 4.18 to the Credit Agreement and set forth in the applicable underlying policies of insurance described in such schedule; maintain public liability (including excess or umbrella coverage) and other types of liability insurance coverages, insuring the Parent, the Borrower and their Subsidiaries, all by financially sound and reputable insurers, in such amounts, with such limits and deductibles and pursuant to such other terms and conditions as are at all times at least equal to those which are summarized in Schedule
      4.18 to the Credit Agreement and set forth in the applicable underlying policies of insurance described in such schedule, and furnish to the Administrative Agent (which will promptly furnish the same to any Lender upon its request) satisfactory evidence of the same (including certification by a Responsible Officer of timely renewal of, and timely payment of all insurance premiums payable under, all such policies, which certification shall be included in the next succeeding Compliance Certificate to be delivered from time to time pursuant to Section 6.04(c)(ii)); notify the Administrative Agent of any material change in the insurance maintained on its assets and properties after the date hereof and furnish to the Administrative Agent satisfactory evidence of any such change; provide that each insurance policy shall: (a)(i) name the Administrative Agent, on behalf of the Lenders, as loss payee pursuant to a so-called "standard mortgagee clause" or "Lender's loss payable endorsement", with respect to property coverage, and (ii) name the Administrative Agent and each of the Lenders as additional insureds, with


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      respect to general liability coverage; (b) provide that no action of the
      Parent, the Borrower or any of their Subsidiaries shall void any such policy as to the Administrative Agent or the Lenders; and (c) provide that the insurer(s) shall notify the Administrative Agent (which shall promptly furnish the same to any Lender upon its request) in writing of any proposed cancellation of, or material reduction in coverage under, or other material adverse change in, such policy at least thirty (30) days in advance thereof (unless such proposed cancellation arises by reason of non-payment of insurance premiums in which case such notice shall be given at least ten (10) days in advance thereof) and that the Administrative Agent will have the opportunity to correct any deficiencies justifying such proposed cancellation, reduction or change.

      SECTION 8. Amendment of Section 7.05(f)of the Credit Agreement . Sections 7.05(f) of the Credit Agreement is deleted in its entirety and the following
Section 7.05(f) is added in its stead:

                  (f) So long as there exists no Default or Event of Default both immediately before and immediately after making any such Investment and subject to the prior or contemporaneous sale of the Series B Preferred, Investments in Telergy MidAtlantic of up to $4,000,000 in the aggregate during the term of this Agreement.

      SECTION 9. Amendment to Section 7.02(b). Section 7.02(b) of the Credit Agreement is amended and restated in its entirety as follows:

            (b) Debt for Borrowed Money of any Subsidiary (other than Telergy Canada) owed to the Parent, the Borrower or to another Wholly-Owned Subsidiary of the Borrower (other than Telergy Canada) or Telergy Central under Section 7.05(c) hereof;

      SECTION 10. Amendment to Section 9.01. Section 9.01 of the Credit Agreement is amended and restated in its entirety as follows:

            SECTION 9.01. Authorization and Action. Each Lender hereby appoints and authorizes Administrative Agent to take such action as Administrative Agent deems appropriate on its behalf and to exercise such powers under this Agreement and the other Loan Papers as are delegated to the Administrative Agent by the terms of the Loan Papers, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Papers (including, without limitation, enforcement or collection of the Notes), Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Majority Lenders (or all Lenders, if required under Section 10.01), and such instructions shall be binding upon all Lenders; provided, however, that Administrative Agent shall not be required to take any action which exposes


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      Administrative Agent to personal liability or which is contrary to any
      Loan Papers or applicable Law. Administrative Agent agrees to give to each Lender notice of each notice given to it by the Borrower pursuant to the terms of this Agreement and to distribute to each applicable Lender in like funds all amounts delivered to Administrative Agent by the Borrower for the Ratable or individual account of any Lender. The Administrative Agent shall (a) give each of the Lenders prompt written notice of its receipt of any Borrowing Notice or any Notice of Conversion/Continuation (together with a copy of such Borrowing Notice or Notice of Conversion/Continuation) or of any request by the Borrower for the issuance of a Letter of Credit (including a statement of the proposed face amount of the applicable Letter of Credit); and (b) promptly upon receipt thereof by the Administrative Agent, furnish to each of the Lenders any financial statements and other information furnished by the Borrower, the Parent or any of their Subsidiaries pursuant to Section 6.04 of the Credit Agreement.

      SECTION 11. Amendment to Section 10.01(a). Section 10.01(a) of the Credit Agreement is amended and restated in its entirety as follows:

            (a) Except as otherwise provided elsewhere herein or in any of the other Loan Papers, neither this Agreement nor any provision hereof or in any other Loan Paper may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Administrative Agent, with the consent of the Majority Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of, or any scheduled principal payment date, or date for the payment of any interest on the Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on the Loan, decrease the Commitment Fee, the Letter of Credit fee or any other fees owing hereunder, without the prior written consent of each Lender affected thereby, (ii) release any material Collateral or guaranty of the Obligations, provided that, the Administrative Agent may, at the Borrower's request and without the consent of any Lender, release (A) any immaterial portion of the Collateral that is immaterial to the business of the Parent, the Borrower and their Subsidiaries, and (B) any portion of the Collateral permitted by the terms of this Agreement to be sold or disposed of (in an IRU or otherwise) in accordance with the terms of
      Section 7.06 hereof (and so long as the Borrower confirms to the Administrative Agent that it intends to comply with the terms of Section
      2.06 hereof, and grant a Lien on all newly acquired equipment in accordance with the terms of Section 2.16(b) hereof); (iii) amend or modify the provisions of this Section or the definition of the terms "Available Commitment", "Commitment", "Unavailable Commitment", "Specified Percentage" or "Majority Lenders", without the prior written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. The Borrower may rely on the written representation by the Administrative Agent that consent of the Majority Lenders was obtained.


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      SECTION 12. Amendment to Section 10.02(c). Section 10.02(c) of the Credit
Agreement is amended and restated in its entirety as follows:

            (c) if to a Lender, to it at its address (or telecopy number) set forth on the signature pages hereto or specified in any amendment to this Agreement, or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

      SECTION 13. Amendment to Section 10.04(b). Section 10.04(b) of the Credit Agreement is amended and restated in its entirety as follows:

            (b) Each Lender may assign to one or more assignee (an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Loan Papers (including all or a portion of the Loan at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of such Lender, (x) the Administrative Agent and, provided that there exists no Default or Event of Default, the Borrower, such consent not to be unreasonably withheld, must give its prior written consent to such assignment and (y) the amount of the Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, if less, the entire remaining amount of such Lender's Loan) and will not result in the unassigned portion, if any, of the assigning Lender's Loan being less than $5,000,000, (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 payable by the parties to the Assignment and Acceptance (unless such fee is waived by the Administrative Agent) and
      (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire. From and after the later of (i) the effective date specified in each Assignment and Acceptance and (ii) delivery of such Assignment and Acceptance to the Administrative Agent, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and the other Loan Papers and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Papers (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Papers, such Lender shall cease to be a party hereto and to the Loan Papers, but shall continue to be entitled to the benefits of Sections 2.11 and 10.05 hereof, as well as to any Fees accrued for its account and not yet paid). The Borrower shall, at their expense, issue to the assignor and assignee a new Note, as applicable, in the respective amounts of each such Lender's Specified Percentage in the Loan.


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      SECTION 14. Amendment to Section 10.04(d). Section 10.04(d) of the Credit
Agreement is amended and restated in its entirety as follows:

            (d) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement and the other Loan Papers (including all or a portion of its Loan owing to it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Papers shall remain unchanged,
      (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.11 and 10.05 hereof to the same extent as if they were Lenders, provided that, such participant shall not be entitled to any greater benefit of such Section than the Lenders selling such participation interest has at the time and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Papers, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loan and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Papers (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loan, extending any scheduled principal payment date or date fixed for the payment of interest on the Loan).

      SECTION 15. Amendment to Section 10.08. Section 10.08 of the Credit Agreement is amended and restated in its entirety as follows:

            SECTION 10.08. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement and the other Loan Papers shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loan, regardless of any investigation made by the Lenders, or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on the Loan or any Fee or any other amount payable under this Agreement or any other Loan Paper is outstanding and unpaid. The provisions of Sections 2.11 and 10.05 hereof shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any portion of the Loan, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Paper, or any investigation made by or on behalf of the Administrative Agent or any Lender.

      SECTION 16. Existing Default and Limited Conditional Waiver. The Borrower has informed the Administrative Agent that it is seeking a conditional and limited one time waiver of one provision of the Credit Agreement. In particular, the Borrower has informed the Administrative


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Agent that for the period ending December 31, 1999, EBITDA was ($7,468,522)
which exceeds the negative EBITDA permitted for such period pursuant to Section 7.01(a)(ii) of the Credit Agreement. The Administrative Agent and the Lenders agree, on a one time only basis, to waive in its entirety the requirement of
Section 7.01(a)(ii) of the Credit Agreement to satisfy the referenced minimum EBITDA level for December 31, 1999, provided that the Borrower and each other party to this Amendment and Waiver meet each of the conditions, representations, warranties and covenants contained herein and each of the other Loan Papers, the failure of which will cause this waiver to be void ab initio.

      SECTION 17. Conditions Precedent. This Waiver and Amendment shall not be effective until the Administrative Agent shall have received:

      (a) executed signature pages from the Borrower, the Parent, Telergy Parkway, the Administrative Agent and Majority Lenders;

      (b) certified copies of resolutions authorizing the execution, delivery and performance of this Waiver and Amendment; and

      (c) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent and the Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this Waiver and Amendment and the transactions contemplated hereby.

      SECTION 18. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Waiver and Amendment is a Loan Paper under the Credit Agreement and constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement that has not been waived by the Lenders, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect and (f) EBITDA for the Borrower pursuant to Section 7.01(a)(ii) of the Credit Agreement for the fiscal quarter ended December 31, 1999 is no more negative than ($7,468,522).

      SECTION 19. Entire Agreement; Ratification. THE CREDIT AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND

AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

      SECTION 20. Counterparts. This Waiver and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

      SECTION 21. JURISDICTION; CONSENT TO SERVICE OF PROCESS.

      (A) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK, NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN PAPER SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

      (B) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

      (C) EACH PARTY TO THIS AGREEMENT AND ANY OTHER LOAN PAPER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN PARAGRAPH 21 HEREOF. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN PAPER WILL AFFECT THE RIGHT OF ANY PARTY TO THIS

AGREEMENT OR ANY OTHER LOAN PAPER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

===============================================================================

           THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
===============================================================================

      IN WITNESS WHEREOF, this Waiver and Amendment to Credit Agreement is executed as of the date first set forth above.

THE BORROWER:

                                        TELERGY OPERATING, INC.

                                                   /s/ Kevin J. Kelly
                                        ________________________________________
                                        By:  Kevin J. Kelly
                                             ___________________________________
                                        Its: Executive VP
                                             ___________________________________

                                        TELERGY CENTRAL, LLC

                                                   /s/ Kevin J. Kelly
                                        ________________________________________
                                        By:  Kevin J. Kelly
                                             ___________________________________
                                             Executive VP
                                             ___________________________________

                                        TELERGY NETWORK SERVICES, INC.

                                                   /s/ Kevin J. Kelly
                                        ________________________________________
                                        By:  Kevin J. Kelly
                                             ___________________________________
                                             Executive VP
                                             ___________________________________

THE ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                               /s/ Anthony Cacheria
                                        ________________________________________
                                        By:    Anthony M. Cacheria
                                        Title: Managing Director


THE LENDERS:

SPECIFIED                               BANK OF AMERICA, N.A.,
PERCENTAGE ON THE CLOSING:              individually as a Lender
DATE:_____________________%

Address:
901 Main Street
64th Floor
Dallas, Texas  75202
                                               /s/ Anthony Cacheria
                                        ________________________________________
                                        By:    Anthony M. Cacheria
Attn:       Tony Cacheria               Title: Managing Director
Telephone:  (214) 209-0157
Telecopy:   (214) 209-9390

SPECIFIED                               TORONTO DOMINION (TEXAS), INC.,
PERCENTAGE ON THE CLOSING:                 individually as a Lender
DATE:_____________________%


Address:

__________________________

__________________________

__________________________                                               _______

                                        By:_____________________________________
Attn:_____________________
                                        Title:__________________________________
Telephone:________________

Telecopy:__________________

SPECIFIED                               CIBC INC.
PERCENTAGE ON THE CLOSING:                 individually as a Lender
DATE:_____________________%

Address:

__________________________

__________________________

__________________________                                               _______

                                        By:_____________________________________
Attn:_____________________
                                        Title:__________________________________
Telephone:________________

Telecopy:__________________

SPECIFIED                               ROYAL BANK OF CANADA,
PERCENTAGE ON THE CLOSING:                 individually as a Lender
DATE:_____________________%

Address:

__________________________

__________________________

__________________________                                               _______

                                        By:_____________________________________
Attn:_____________________
                                        Title:__________________________________
Telephone:________________

Telecopy:__________________

SPECIFIED                               NEWCOURT COMMERCIAL FINANCE
PERCENTAGE ON THE CLOSING:                 CORPORATION, individually as a Lender
DATE:_____________________%

Address:

__________________________

__________________________

__________________________                                               _______

                                        By:_____________________________________
Attn:_____________________
                                        Title:__________________________________
Telephone:________________

Telecopy:__________________

THE GUARANTORS:

ACKNOWLEDGED AND AGREED:

                                        TELERGY, INC.


                                        ________________________________________

                                        By:_____________________________________

                                        Its:____________________________________


                                        TELERGY PARKWAY, INC.


                                        ________________________________________

                                        By:_____________________________________

                                        Its:____________________________________